EXHIBIT 99.2
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
              in connection with GSAA Home Equity Trust 2005-15,
                   Asset-Backed Certificates, Series 2005-15

Goldman Sachs                           GSAA-05 15
==============================================================================

----------------------------------
Stats
----------------------------------
Count: 3692
Schedule Balance:
$920,705,877.91
AverageSched Bal:
$249,378.62
GrossWAC: 6.229
NetWAC: 5.959
OTERM: 360
RTERM: 359
ATERM: 358
AGE: 1
First CAP: 4.652
Periodic CAP: 1.647
MAXRATE: 11.514
MINRATE: 2.457
MTR: 54.381
MARGIN: 2.456
DTI: 36.978
OLTV: 77.766
COLTV: 86.901
FICO: 713.354
----------------------------------


----------------------------------
Current Rate              Percent
----------------------------------
4.501 - 5.000                0.67
5.001 - 5.500               13.00
5.501 - 6.000               30.94
6.001 - 6.500               27.57
6.501 - 7.000               18.07
7.001 - 7.500                7.70
7.501 - 8.000                1.85
8.001 - 8.500                0.21
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Scheduled Balance         Percent
----------------------------------
0.01 - 50,000.00             0.13
50,000.01 - 100,000.00       1.93
100,000.01 - 150,000.00      7.89
150,000.01 - 200,000.00     12.57
200,000.01 - 250,000.00     15.39
250,000.01 - 275,000.00      8.14
275,000.01 - 350,000.00     23.42
350,000.01 - 400,000.00      9.32
400,000.01 - 450,000.00      4.64
450,000.01 - 500,000.00      5.67
500,000.01 - 550,000.00      2.85
550,000.01 - 600,000.00      2.35
600,000.01 - 750,000.00      3.56
750,000.01 - 850,000.00      0.25
850,000.01 - 950,000.00      0.78
950,000.01 - 1,000,000.00    0.43
1,000,000.01 - 1,250,000.00  0.12
1,250,000.01 - 1,500,000.00  0.56
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Original Term             Percent
----------------------------------
360                        100.00
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
RemTerm                   Percent
----------------------------------
350.000                      0.06
352.000                      0.00
353.000                      0.10
354.000                      0.03
355.000                      0.43
356.000                      1.49
357.000                      4.76
358.000                     26.91
359.000                     46.33
360.000                     19.87
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Am WAM                    Percent
----------------------------------
0.000 - 59.999              91.96
240.000 - 299.999            0.01
300.000 - 359.999            7.65
360.000 >=                   0.39
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Age                        Percent
----------------------------------
0                           19.87
1                           46.33
2                           26.91
3                            4.76
4                            1.49
5                            0.43
6                            0.03
7                            0.10
8                            0.00
10                           0.06
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
States                    Percent
----------------------------------
CA                          31.49
FL                           9.88
AZ                           5.67
NV                           5.84
VA                           6.84
WA                           4.28
CO                           3.26
IL                           3.83
MD                           4.09
GA                           1.65
Other                       23.16
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Original LTV              Percent
----------------------------------
0.001 - 50.000               2.19
50.001 - 60.000              2.87
60.001 - 70.000              7.89
70.001 - 75.000              7.13
75.001 - 80.000             71.52
80.001 - 85.000              0.51
85.001 - 90.000              5.54
90.001 - 95.000              2.25
95.001 - 100.000             0.09
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Combined LTV              Percent
----------------------------------
0.001 - 50.000               2.17
50.001 - 60.000              2.46
60.001 - 70.000              6.09
70.001 - 75.000              5.29
75.001 - 80.000             20.52
80.001 - 85.000              1.83
85.001 - 90.000             19.79
90.001 - 95.000             15.45
95.001 - 100.000            26.38
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
FICO                      Percent
----------------------------------
0.000 - 19.999               0.07
580.000 - 599.999            0.04
600.000 - 619.999            0.15
620.000 - 639.999            3.69
640.000 - 659.999            7.45
660.000 - 679.999           14.87
680.000 - 699.999           15.14
700.000 - 719.999           15.14
720.000 - 739.999           13.46
740.000 - 759.999           11.73
760.000 - 779.999            9.39
780.000 - 799.999            7.08
800.000 - 819.999            1.80
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
PMI                       Percent
----------------------------------
CMAC                         0.81
GEMICO                       0.60
MORTGAGE GUARANTY
INSURANCE CO                 0.75
OLTV <= 80 - NO MI          91.60
PMI MORTGAGE INSURANCE CO    3.04
RADIAN                       0.34
REPUBLIC MORTGAGE
INSUANCE CO                  1.37
TRIAD                        0.28
UGIC                         1.20
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Property Type             Percent
----------------------------------
2-4 FAMILY                   6.31
CONDO                       15.15
CO-OP                        0.07
PUD                         28.24
SINGLE FAMILY               50.23
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Occupancy Code            Percent
----------------------------------
NON OWNER                   17.08
OWNER OCCUPIED              75.73
SECOND HOME                  7.19
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Purpose                   Percent
----------------------------------
CASHOUT REFI                18.84
PURCHASE                    72.02
RATE/TERM REFI               9.15
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Documentation Type        Percent
----------------------------------
FULL/ALT                    27.23
NINA/NO DOC                  5.30
SISA                        13.37
SIVA                        54.09
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Interest Only             Percent
----------------------------------
N                            8.04
Y                           91.96
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Interest Only Term        Percent
----------------------------------
0.000                        8.04
6.000                        0.12
36.000                       5.28
60.000                      52.48
84.000                       3.84
120.000                     30.23
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Silent                    Percent
----------------------------------
N                           43.78
Y                           56.22
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Prepay Flag               Percent
----------------------------------
N                           73.73
Y                           26.27
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Prepay Term               Percent
----------------------------------
0.000                       73.73
12.000                       9.31
24.000                       0.08
30.000                       0.15
36.000                      13.05
42.000                       0.17
60.000                       3.51
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
DTI                       Percent
----------------------------------
<= 0.000                     8.78
0.001 - 10.000               0.35
10.001 - 20.000              2.61
20.001 - 30.000             12.51
30.001 - 40.000             44.54
40.001 - 50.000             28.19
50.001 - 60.000              2.75
60.001 - 70.000              0.20
70.001 - 80.000              0.04
80.001 - 90.000              0.01
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Conforming                Percent
----------------------------------
CONFORMINGNON               75.81
CONFORMING                  24.19
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Arm Index                 Percent
----------------------------------
1 YEAR LIBOR                60.53
1 YEAR TREASURY              0.12
6 MONTH LIBOR               39.35
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Margins                   Percent
----------------------------------
2.001 - 2.500               62.40
2.501 - 3.000               37.01
3.001 - 3.500                0.59
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
First Adjustment
Cap                       Percent
----------------------------------
2.000                        5.59
3.000                        9.08
5.000                       85.21
6.000                        0.11
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Periodic Cap              Percent
----------------------------------
1.000                       35.30
2.000                       64.70
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Max Rate                   Percent
----------------------------------
9.501 - 10.000               0.10
10.001 - 10.500             11.43
10.501 - 11.000             27.36
11.001 - 11.500             21.03
11.501 - 12.000             13.91
12.001 - 12.500             11.41
12.501 - 13.000              8.88
13.001 - 13.500              4.47
13.501 - 14.000              1.28
14.001 - 14.500              0.13
----------------------------------
Total:                     100.00
----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 21, 2005 14:22                 Page 1 of 2

Goldman Sachs                           GSAA-05 15
==============================================================================


----------------------------------
Floor Rate                Percent
----------------------------------
2.001 - 2.500               62.37
2.501 - 3.000               37.01
3.001 - 3.500                0.62
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Months To Roll            Percent
----------------------------------
8.                           0.03
10.                          0.58
11.                          2.05
12.                          0.60
20.                          0.05
21.                          0.06
22.                          1.97
23.                          1.33
24.                          2.55
26.                          0.04
28.                          0.00
29.                          0.07
30.                          0.01
31.                          0.06
32.                          0.44
33.                          1.80
34.                         10.17
35.                          3.28
36.                          4.46
50.                          0.01
53.                          0.03
54.                          0.03
55.                          0.26
56.                          0.64
57.                          2.16
58.                         12.00
59.                         37.59
60.                          7.69
79.                          0.07
80.                          0.34
81.                          0.64
82.                          1.68
83.                          0.86
84.                          1.43
115.                         0.04
117.                         0.10
118.                         0.52
119.                         1.23
120.                         3.13
121.                         0.01
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Number of Units           Percent
----------------------------------
1                           93.67
2                            3.29
3                            1.67
4                            1.37
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Product Type              Percent
----------------------------------
1 YEAR ARM                   3.26
10 YEAR ARM                  5.02
2 YEAR ARM                   5.96
3 YEAR ARM                  20.34
5 YEAR ARM                  60.41
7 YEAR ARM                   5.01
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Self Employment
Flag                      Percent
----------------------------------
N                           77.41
Y                           22.59
----------------------------------
Total:                     100.00
----------------------------------


----------------------------------
Originator                Percent
----------------------------------
COUNTRYWIDE                 51.36
GREENPOINT                  30.19
NATCITY                     18.45
----------------------------------
Total:                     100.00
----------------------------------


------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates make representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumption regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you sol Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.
------------------------------------------------------------------------------
                                Nov 21, 2005 14:22                 Page 2 of 2